SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    AMENDED
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities exchange Act of 1934

Date of Report (Date of earliest even reported): September 1, 1998
(June 30, 1998)

                         MILLER DIVERSIFIED CORPORATION
                         ------------------------------
            (Exact Name of Registrant as specified in its charter.)

    Nevada                       0-19001                      84-1070932
---------------                ------------               --------------------
(State or other                (Commission                   (IRS Employer
juridication of                File Number)              Identification Number)
incorporation)


23360 Weld County Road, #35, LaSalle, Colorado                        80645
----------------------------------------------                      --------
(Address of Principal Executive Offices)                            (Zip Code)

                                 (970) 284-5556
                                 --------------
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

     (a) Financial Statements
         --------------------

     Audited financial statements of Miller Feed Lots, Inc. are filed herewith.

     (b) Proforma Financial Statements
         -----------------------------

     Pro forma financial information of Registrant and Miller Feed Lots, Inc. are filed herewith.

     (c) Exhibits
         --------

     10.1 Exchange Agreement and Plan of Exchange (previously filed).

                             MILLER FEED LOTS, INC.
                                AND SUBSIDIARIES


                              FINANCIAL STATEMENTS


                      Years Ended August 31, 1997 and 1996

                                TABLE OF CONTENTS


Independent Auditors' Report ............................................  2

CONSOLIDATED BALANCE SHEETS .............................................  3

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY .........................  5

CONSOLIDATED STATEMENTS OF OPERATIONS ...................................  6

CONSOLIDATED STATEMENTS OF CASH FLOWS ...................................  7

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ..............................  9

                          Independent Auditors' Report
                          ----------------------------




Board of Directors
Miller Feed Lots, Inc.
La Salle, Colorado

     We have audited the accompanying consolidated balance sheets of Miller Feed Lots, Inc. and subsidiaries as of August 31, 1997 and 1996, and the related consolidated statements of operations, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Miller Feed Lots, Inc. and subsidiaries as of August 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles.




                                      /s/  Anderson & Whitney, P.C.
                                      -----------------------------
June 29, 1998

MILLER FEED LOTS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

--------------------------------------------------------------------------------

August 31                                               1997           1996

--------------------------------------------------------------------------------

ASSETS
Current Assets:
  Cash                                               $    18,219    $    21,581
  Trade accounts receivable                               60,877        66,963
  Receivable from officers/directors                     426,715        386,265
  Income tax refunds receivable                            7,995             --
  Inventories                                             40,892         40,892
  Prepaid expenses                                            --             99
--------------------------------------------------------------------------------
    Total Current Assets                                 554,698        515,800
--------------------------------------------------------------------------------
Property and equipment:
  Land                                                    56,924         56,924
  Buildings and improvements                             243,136        243,136
  Equipment                                              563,157        418,300
                                                        ------------------------
                                                         863,217        718,360
Less:  Accumulated depreciation and amortization         415,914        309,503
--------------------------------------------------------------------------------
  Total Property and Equipment                           447,303        408,857
--------------------------------------------------------------------------------
Other Assets:
  Net investment in sales type leases                     27,915         59,605
  Other investments                                       30,415         61,226
  Deferred income taxes                                   51,016         59,177
  Deposits and other                                      94,972         45,019
--------------------------------------------------------------------------------
    Total Other Assets                                   204,318        225,027
--------------------------------------------------------------------------------

TOTAL ASSETS                                         $ 1,206,319    $ 1,149,684
================================================================================


Continued on next page.

MILLER FEED LOTS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

--------------------------------------------------------------------------------

August 31                                                 1997         1996

--------------------------------------------------------------------------------

LIABILITIES
Current Liabilities:
  Note payable - related party                        $    13,000   $    13,000
  Trade accounts payable                                   59,613        86,021
  Accounts payable - related parties                        9,415        81,102
  Accrued expenses                                         25,389        28,978
  Income taxes payable                                         --       116,765
  Current portion:
    Long-term debt                                        125,571        67,672
    Long-term debt - related party                        333,722        98,819
--------------------------------------------------------------------------------
    Total Current Liabilities                             566,710       492,357
Long-term Debt                                            316,012       444,955
Long-term Debt - related party                            414,044       318,056
--------------------------------------------------------------------------------
  Total Liabilities                                     1,296,766     1,255,368
--------------------------------------------------------------------------------
Commitments

STOCKHOLDERS' EQUITY
Common Stock, par value $100 per share; 2,500 shares
  authorized; 1,016 shares issued and outstanding         101,600       101,600
Additional Paid-In Capital                                 11,860        11,860
Retained Earnings (Deficit)                              (203,907)     (219,144)
-------------------------------------------------------------------------------
  Total Stockholders Equity                               (90,447)     (105,684)
--------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY            $ 1,206,319   $ 1,149,684
================================================================================


See Accompanying Notes to Consolidated Financial Statements.




MILLER FEED LOTS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

--------------------------------------------------------------------------------------------------

                                                          Additional     Retained
                                            Common         Paid-In       Earnings
Years Ended August 31, 1996 and 1997         Stock         Capital       (Deficit)        Total

--------------------------------------------------------------------------------------------------

Balances, September 1, 1995               $   101,600    $   11,660    $  (308,467)  $   (195,007)
Net earnings for the year ended
August 31, 1996                                    --            --        114,549        114,549
Dividends paid                                     --            --        (25,226)       (25,226)
--------------------------------------------------------------------------------------------------
Balances August 31, 1996                      101,600        11,860       (219,144)      (105,684)
Net earnings for the year ended
August 31, 1997                                    --            --         35,732         35,732
Dividends paid                                     --            --        (20,495)       (20,495)
--------------------------------------------------------------------------------------------------

Balances, August 31, 1996                 $   101,600    $   11,860    $  (203,907)  $    (90,447)
==================================================================================================


See Accompanying Notes to Consolidated Financial Statements.



                                          -5-

MILLER FEED LOTS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------

For the Years Ended August 31                           1997           1996

--------------------------------------------------------------------------------

Revenue:
  Freight services income                          $      314,548  $    320,644
  Cattle sales                                                 --       671,557
  Rent and lease income                                   219,276       165,165
  Commodity sales commissions                             521,345       196,881
  Speculative trading gains                                29,864       236,822
  Interest income                                          24,814        32,230
  Other                                                     9,598        43,504
-------------------------------------------------------------------------------
    Total Revenue                                       1,119,445     1,666,803
-------------------------------------------------------------------------------
Costs and Expenses:
  Cost of:
    Freight services                                      252,371       237,822
    Cattle sold                                                --       714,323
    Rent and lease income                                  59,853        47,698
    Commodity sales commissions                           308,282       108,852
  Selling, general, and administrative                    324,435       219,092
  Interest                                                122,999       142,536
-------------------------------------------------------------------------------
    Total Costs and Expenses                            1,067,940     1,470,323
-------------------------------------------------------------------------------
Earnings Before Taxes                                      51,505       196,480
Income Tax Expense                                         15,773        81,931
-------------------------------------------------------------------------------

NET EARNINGS                                       $       35,732  $    114,549
===============================================================================


Net Earnings per Common Share                      $        35.17  $     112.75
===============================================================================


Weighted Average Number
 of Common Shares Outstanding                               1,016         1,016
===============================================================================


See Accompanying Notes to Consolidated Financial Statements.


MILLER FEED LOTS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

--------------------------------------------------------------------------------------------

Years Ended August 31                                              1997            1996

--------------------------------------------------------------------------------------------

Cash Flows from Operating Activities:
  Cash received from customers                                $   1,060,267   $    1,523,957
  Cash paid to suppliers and employees                             (939,714)        (574,264)
  Interest received                                                  24,814           32,230
  Interest paid                                                    (123,457)        (163,783)
  Income taxes paid                                                (132,372)         (77,326)
---------------------------------------------------------------------------------------------
    Net Cash Provided (Used) by Operating Activities               (110,462)         740,814
--------------------------------------------------------------------------------------------
Cash Flows from Investing Activities:
  Acquisition of property and equipment                            (144,800)        (182,027)
  Payments received on sales type leases                             31,690           94,518
  Proceeds from other investments                                    30,811               --
  Payments for other investments                                         --          (31,658)
  Payment of other deposits                                         (49,953)         (10,244)
---------------------------------------------------------------------------------------------
    Net Cash Used by Investing Activities                          (132,252)        (129,411)
---------------------------------------------------------------------------------------------
Cash Flows from Financing Activities:
  Advances on:
    Long-term debt                                                       --           29,110
    Long-term debt - related parties                                402,000          174,500
  Payments on:
    Notes payable                                                        --         (529,989)
    Notes payable - related parties                                      --         (146,781)
    Long-term debt                                                  (55,690)         (44,675)
    Long-term debt - related parties                                (86,463)         (59,358)
  Dividends paid                                                    (20,495)         (25,226)
---------------------------------------------------------------------------------------------
    Net Cash Provided (Used) by Financing Activities                239,352         (602,419)
---------------------------------------------------------------------------------------------
Net Increase (Decrease) in Cash                                      (3,362)           8,984
Cash, beginning of year                                              21,581           12,597
--------------------------------------------------------------------------------------------

Cash, end of year                                             $      18,219   $       21,581
============================================================================================


Continued on next page.

                                              -7-




MILLER FEED LOTS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS -- Continued

----------------------------------------------------------------------------------------------

Years Ended August 31                                                1997            1996

----------------------------------------------------------------------------------------------

Reconciliation of Net Earnings to Net Cash Provided
  (Used) by Operating Activities:
  Net earnings                                                  $      35,732   $      114,549
  Adjustments:
    Depreciation and amortization                                     106,354           89,949
    Deferred income taxes                                               8,161          (20,062)
    (Increase) decrease in:
      Trade accounts receivable                                         6,086          (36,803)
      Receivable from officer/directors                               (40,450)         (73,813)
      Income tax refunds receivable                                    (7,995)              --
      Inventories                                                          --          680,542
      Prepaid expenses                                                     99           19,995
    Increase (decrease) in:
      Accounts payable                                                (98,095)         (22,673)
      Accrued expenses                                                 (3,589)         (35,537)
      Income taxes payable                                           (116,765)          24,667
----------------------------------------------------------------------------------------------

Net Cash Provided (Used) by Operating Activities                $    (110,462)  $      740,814
==============================================================================================


See Accompanying Notes to Consolidated Financial Statements.


                                              -8-

MILLER FEED LOTS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1 - Summary of Significant Accounting Policies:
             The accounting and reporting policies of Miller Feed Lots, Inc. (the Company) and its subsidiaries conform to generally accepted accounting principles. The following summary of significant accounting policies is presented to assist the reader in evaluating the Company's consolidated financial statements.
             -------------------------------------------------------------------

             Description of Business:
                The Company's primary business is a trucking operation for a feedlot facility near La Salle, Colorado. Most of the customers to which the Company has granted credit either operate in the cattle industry or feed cattle as an investment.
             -------------------------------------------------------------------

             Principles of Consolidation:
                The consolidated financial statements include Miller Feed Lots, Inc. and its wholly-owned subsidiaries, D & M Feeders (D&M - a cattle feeding operation), Miller Trading Company (MTC - a commission agent for the execution of retail commodities contracts), and La Salle Commodity and Cattle Services Co. (LCCS
                - a commission agent for the execution of commercial commodities contracts). During the year ended August 31, 1996, MTC and LCCS were purchased from an affiliate. All material intercompany profits, transactions, and balances have been eliminated.
             -------------------------------------------------------------------

             Cash Equivalents:
                The Company considers all highly-liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.
             -------------------------------------------------------------------

             Trade Accounts Receivable:
                No allowance for doubtful accounts receivable has been recorded based on the history of the Company and the nature of the receivables.
             -------------------------------------------------------------------

             Concentration of Credit Risk:
                At August 31, 1997 and 1996, the Company has trade accounts receivable from an unrelated customer, totaling $38,103 and $51,662, respectively, which exceeded 10% of the Company's total trade accounts receivable.
             -------------------------------------------------------------------

             Inventories:
                Inventories are stated at the lower of cost (weighted average) or market.
             -------------------------------------------------------------------

             Property and Equipment:
                Property and equipment are recorded at acquisition cost. Depreciation is computed using the accelerated and straight line methods over the estimated useful lives of the assets.
             -------------------------------------------------------------------

MILLER FEED LOTS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

Note 1 - Summary of Significant Accounting Policies - Continued:

             Income Taxes:
                Deferred tax assets or liabilities, net of any applicable valuation allowance for deferred tax assets, are recognized for the estimated future tax effects attributable to temporary differences and carryforwards. Deferred tax assets and liabilities are classified as current or noncurrent based on the classification of the asset and liability to which they relate. Deferred tax assets and liabilities not related to an asset or liability for financial reporting, including deferred tax assets related to carryforwards, are classified as current or noncurrent according to the expected reversal date of the temporary difference. The Company and its subsidiaries file consolidated corporate income tax returns.
             -------------------------------------------------------------------

             Earnings per Common Share:
                Earnings per common share is computed by using the weighted average number of common shares outstanding during the period presented. Fully diluted earnings per share amounts are not presented for 1997 and 1996 as there are no stock options or warrants outstanding.
             -------------------------------------------------------------------

             Use of Estimates:
                The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

--------------------------------------------------------------------------------
Note 2 - Sales-type Leases:

             The Company leases various pieces of equipment to an affiliate, Miller Diversified Corporation, under various agreements expiring through 2000. Following is a summary of the components of the Company's investment in the sales-type leases

                ----------------------------------------------------------------------------
                August 31                                               1997         1996
                ----------------------------------------------------------------------------

                Total minimum lease payments to be received          $   31,971   $   70,619
                Less: Unearned income                                     4,056       11,014
                ----------------------------------------------------------------------------

                Net Investment                                       $   27,915   $   59,605
                ============================================================================


             Minimum lease payments to be received as of August 31, 1997 for each of the next three years are: 1998, $14,086; 1999, $12,646;
             2000, $6,305.

--------------------------------------------------------------------------------

MILLER FEED LOTS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


Note 3 - Note Payable - Related Party:
             The Company has a $13,000 note payable with an officer/director that is payable on demand. The note is non-interest bearing and without collateral.
--------------------------------------------------------------------------------

Note 4 - Long-term Debt:
             ----------------------------------------------------------------------------------------------------
             August 31                                                                     1997          1996
             ----------------------------------------------------------------------------------------------------

             Unrelated:
                Mortgage payable to an insurance company maturing
                in April 2005, with quarterly payments of principal and
                interest at 10.25%, collateralized by feedlot facilities              $    341,738   $   369,320

                Note payable to bank  maturing in September  1997,  with monthly payments of principal and interest at 8.75%,
                collateralized by a house near the feedlot facilities                       84,206        85,103

                Various notes payable to a financing company maturing in various amounts from 1997 to 2001,  monthly  payments of  principal  and interest at from 7.5% to 14%,
                collateralized by equipment                                                 15,639        58,204
             ---------------------------------------------------------------------------------------------------
                                                                                           441,583       512,627
             Less: Current portion 125,571                                                  67,672
             ---------------------------------------------------------------------------------------------------

                                                                                      $    316,012   $   444,955
             ===================================================================================================

             Related Parties:
                Notes  payable  to  Miller  Diversified  Corporation,   interest
                payable monthly at 6%,  $250,000 due May 1998,  $300,000 due May
                2002, without collateral,
                subordinated to mortgager                                             $    550,000   $   250,000

                Various  notes  payable to a related  party  maturing in varying amounts from 1998 to 2008 with monthly payments of principal and interest at 12% to 14%,
                collateralized by equipment                                                152,766        81,875

                Note payable to a related party  maturing in 2007,  with monthly payments of principal and interest at 8%,
                collateralized by a condominium                                             45,000        85,000
             ---------------------------------------------------------------------------------------------------
                                                                                           747,766       416,875
             Less: Current portion                                                         333,722        98,819
             ---------------------------------------------------------------------------------------------------

                                                                                      $    414,044   $   318,056
             ===================================================================================================

                                                       -11-

MILLER FEED LOTS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

Note 4 - Long-term Debt - Continued:
             The current maturities of long term debt for each of the next five years and thereafter are as follow:

                ---------------------------------------------------
                Year Ending August 31                      Amount
                ---------------------------------------------------
                       1998                             $   464,918
                       1999                                  84,420
                       2000                                  82,270
                       2001                                  59,457
                       2002                                  45,751
                       2003 - 2007                          452,533
                ---------------------------------------------------

--------------------------------------------------------------------------------

Note 5 - Income Taxes:

             -------------------------------------------------------------------
             Years Ended August 31                     1997            1996
             -------------------------------------------------------------------

             Current income taxes                   $   7,612      $  101,993
             Deferred income taxes                      8,161         (20,062)
             -------------------------------------------------------------------

             Income Tax $                              15,773      $ 81,931
             ===================================================================


             Significant components and the related tax effect of temporary differences and carryforwards are as follows:

                ---------------------------------------------------------------------------------------------
                August 31                                        1997                          1996
                                                        ----------------------     --------------------------
                                                        Current      Long-Term        Current       Long-Term
                ---------------------------------------------------------------------------------------------
                Deferred Tax Assets:
                  Capital loss carryforward             $  --       $   14,473     $     8,161     $   14,473
                  Allowance for Note Receivable            --           51,000              --         51,000
                Deferred Tax Liabilities:
                  D & M Cash basis for tax                 --          (14,457)             --        (14,457)
                ----------------------------------------------------------------------------------------------

                Net Deferred Tax Asset                  $  --       $   51,016     $     8,161     $   59,177
                =============================================================================================


             The capital loss carryforward expires in 1999.

MILLER FEED LOTS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


Note 5 - Income Taxes - Continued:
             The differences between income tax expense (benefit) and the amount computed by applying the federal statutory rates are as follows:


                -----------------------------------------------------------------------------
                Years Ended August 31                                   1997         1996
                -----------------------------------------------------------------------------

                Computed at expected federal statutory rate          $    9,938  $     69,700
                Change in deferred tax asset                              8,161       (20,062)
                Cash conversion for subsidiary                               --       115,585
                Capital loss carryover utilized                          (8,161)      (76,118)
                Tax credits                                                  --       (22,180)
                Other                                                     5,835        15,005
                -----------------------------------------------------------------------------

                Income Tax                                           $   15,773  $     81,931
                =============================================================================



Note 6 - Related Party Transactions:
             The Company is affiliated through partial common ownership and management with Miller Diversified Corporation (MDC). The following schedule summarizes transactions between the Company and MDC.

                -------------------------------------------------------------------------
                Years Ended August 31                                1997         1996
                -------------------------------------------------------------------------

                Paid by MDC:
                  Freight                                       $   274,302   $   163,080
                  Operating lease of feedlot facility               129,000       129,000
                  Capital lease of equipment                         36,010       101,454
                  Operating lease of equipment                       75,844        24,000
                  Housing rent                                        9,000         9,000
                Paid to MDC:
                  Interest expense on long-term debt                 18,000        15,000


             In August 1992, the Company purchased substantially all of MDC's operating equipment and leased a portion of the equipment back to MDC under a lease which terminated during the year ended August 31, 1997.

--------------------------------------------------------------------------------

MILLER FEED LOTS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

Note 7 - Operating Leases:
             The Company leases feedlot facilities to MDC under an operating lease agreement expiring in 2016. Monthly lease payments are two and one-third cents (21/3(cent)) per head per day for cattle actually in the feedlot, subject to a minimum of $10,750 and maximum of $13,300. MDC is responsible for all maintenance, insurance, utilities, and taxes on the property, and has the option to purchase the feedlot facility for $1,300,000 during the lease term. The feedlot facilities consist of $48,014 of land and $52,066 of buildings and improvements, less accumulated depreciation of $37,594.

             Future minimum lease payments for the feedlot facilities are $129,000 per year through 2016, totaling $2,375,750.

             The Company also leases certain equipment and a house to MDC on a month-to-month basis. Rents received during the years ended August 31, 1997 and 1996 were $84,844 and $33,000, respectively.
--------------------------------------------------------------------------------


Note 8 - Fair Value of Financial Instruments:
             The Company's financial instruments include cash, accounts receivable, notes receivable, accounts payable, and notes payable. The Company estimates that the fair value of all financial instruments at August 31, 1997 and 1996 does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet.

             The estimated fair value amounts have been determined using available market information and appropriate valuation methodologies. The carrying amount of cash, accounts receivable, and accounts payable approximates fair value because of the short maturity of these instruments. The carrying amount of notes receivable and notes payable approximates fair value as interest rates approximate current rates for loans with similar terms and remaining maturities.
--------------------------------------------------------------------------------

Note 9 - Purchase of subsidiaries:
             Effective May 1, 1996, the Company purchased LCCS and MTC from MDC. The companies were purchased for $50,010 of which $20,000 is recorded as goodwill, which is being amortized on a straight line basis over fifteen years. The business combination was recorded as a purchase, with the operating results of the acquired companies from May 1, 1996 included in these financial statements.
--------------------------------------------------------------------------------

Note 10 - Subsequent Events:
             On May 26, 1998, the officers and shareholders of the Company and MDC approved a merger agreement. The Company and subsidiaries will be merged into MDC upon approval of the shareholders.
--------------------------------------------------------------------------------

                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

     The following unaudited pro forma combined financial statements give effect to the acquisition by the Company of all of the outstanding shares of MFL stock pursuant to the Exchange Agreement and Plan of Exchange and are based on the estimates and assumptions set forth herein and in the notes to such statements. This pro forma information has been prepared utilizing the historical consolidated financial statements. The pro forma financial data is provided for comparative purposes only and does not purport to be indicative of the results which actually would have been obtained if the exchange had been effected on the date indicated or of those results which may be obtained in the future.

     The pro forma financial information is based on the pooling of interests method of accounting for the proposed exchange. The pro forma adjustments are described in the accompanying Note to Unaudited Pro Forma Combined Financial Statements. The unaudited pro forma combined income statements assume that the acquisition of MFL had occurred on September 1, 1996 (combining the results for the year ended August 31, 1997 for the Company and MFL, and the nine months ended May 31, 1998, for the Company and MFL).




MILLER DIVERSIFIED CORPORATION AND SUBSIDIARY
AND MILLER FEED LOTS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

---------------------------------------------------------------------------------------------------------------------
                                                           Historical                         Pro Forma
                                                  ----------------------------       --------------------------------
                                                    Miller           Miller
                                                 Diversified          Feed
                                                 Corporation       Lots, Inc.
May 31, 1998                                     Consolidated     Consolidated       Adjustments           Combined
---------------------------------------------------------------------------------------------------------------------

ASSETS
------

Current Assets:
  Cash                                            $    68,009      $    29,491       $      --            $    97,500
  Trade accounts receivable                           886,939           43,813              --                930,752
  Receivable from officers/directors                     --            274,442              --                274,442
  Accounts receivable - related parties                80,470             --             (80,470)(C)             --
  Current portion of note receivable                   50,000             --                --                 50,000
  Income tax refunds receivable                          --             24,545              --                 24,545
  Inventories                                       1,230,730             --                --              1,230,730
  Prepaid expenses                                     14,325            4,238              --                 18,563
---------------------------------------------------------------------------------------------------------------------

    Total Current Assets                            2,330,473          376,529           (80,470)           2,626,532
---------------------------------------------------------------------------------------------------------------------

Property and Equipment:
  Land                                                   --             56,924              --                 56,924
  Buildings and improvements                             --            243,137              --                243,137
  Feedlot facilities under capital lease -
    related party                                   1,497,840             --          (1,497,840)(C)

  Equipment                                            77,454          672,168              --                749,622
  Equipment under capital lease                          --              4,547              --                  4,547
  Equipment under capital lease - related party        30,649             --             (30,649)(C)

  Leasehold improvements                               92,335             --                --                 92,335
                                                  -------------------------------------------------------------------
                                                    1,698,278          976,776        (1,528,489)           1,146,565
  Less:  Accumulated depreciation and
         amortization                                 559,248          505,080          (457,371)(C)          606,957
---------------------------------------------------------------------------------------------------------------------

    Total Property and Equipment                    1,139,030          471,696        (1,071,118)             539,608
---------------------------------------------------------------------------------------------------------------------

Other Assets:
  Net investment in sales type leases                    --             14,572           (14,572)(C)             --
  Securities available for sale                        16,382             --                --                 16,382
  Other investments                                   118,418           82,566              --                200,984
  Notes receivable:
    Miscellaneous                                      15,000           12,000              --                 27,000
    Related party                                     300,000             --            (300,000)(C)             --
  Deferred income taxes                               176,962           51,016              --                227,978
  Deposits and other                                   15,886           17,511           (17,112)(C)           16,285
---------------------------------------------------------------------------------------------------------------------

    Total Other Assets                                642,648          177,665          (331,684)             488,629
---------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                      $ 4,112,151      $ 1,025,890       $(1,483,272)         $ 3,654,769
=====================================================================================================================


Continued on next page.

                                                     16




MILLER DIVERSIFIED CORPORATION AND SUBSIDIARY
AND MILLER FEED LOTS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

----------------------------------------------------------------------------------------------------------------------
                                                        Historical                             Pro Forma
                                               -----------------------------       -----------------------------------
                                                  Miller          Miller
                                               Diversified         Feed
                                               Corporation       Lots, Inc.
May 31, 1998                                   Consolidated     Consolidated       Adjustments              Combined
----------------------------------------------------------------------------------------------------------------------

LIABILITIES
-----------

Current Liabilities:
  Bank overdraft                               $     2,757       $      --         $      --               $     2,757
  Notes payable                                    474,024            40,481              --                   514,505
  Notes payable - officers/directors                  --              13,000              --                    13,000
  Trade accounts payable                           604,551            20,315              --                   624,866
  Accounts payable - related parties                  --              80,470           (80,470)(C)                --
  Accrued expenses                                  28,432            14,029              --                    42,461
  Income taxes payable                               6,195              --                --                     6,195
  Customer advance feed contracts                   52,906              --                --                    52,906
  Current portion:
    Capital lease obligations - related party       24,284              --             (24,284)(C)                --
    Notes payable                                     --             158,906              --                   158,906
----------------------------------------------------------------------------------------------------------------------

      Total Current Liabilities                  1,193,149           327,201          (104,754)              1,415,596

Long-Term Notes Payable                               --             498,072              --                   498,072

Long-Term Notes Payable - related party               --             300,000          (300,000)(C)                --

Capital Lease Obligations - related party          993,565              --            (993,565)(C)                --
----------------------------------------------------------------------------------------------------------------------

  Total Liabilities                              2,186,714         1,125,273        (1,398,319)              1,913,668
----------------------------------------------------------------------------------------------------------------------

Commitments
----------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
--------------------

Preferred Stock                                       --                --                --                      --
Common Stock                                           636           101,600          (100,100)(A)               2,136
Additional Paid-In Capital                       1,351,693            11,860          (112,743)(A)(B)        1,250,810
Unrealized Loss - Securities Available
  for Sale                                          (3,718)             --                --                    (3,718)
Retained Earnings                                  576,826          (212,843)          127,890(B)(C)           491,873
----------------------------------------------------------------------------------------------------------------------

    Total Stockholders' Equity                   1,925,437           (99,383)          (84,953)              1,741,101
----------------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                         $ 4,112,151       $ 1,025,890       $(1,483,272)            $ 3,654,769
======================================================================================================================


See Accompanying Note to Unaudited
Pro Forma Combined Financial Statements.


                                                            17




MILLER DIVERSIFIED CORPORATION AND SUBSIDIARY
AND MILLER FEED LOTS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED INCOME STATEMENT

------------------------------------------------------------------------------------------------------------------
                                                       Historical                            Pro Forma
                                             ------------------------------       --------------------------------
                                                Miller           Miller
                                             Diversified          Feed
For the Nine Months                          Corporation       Lots, Inc.
Ended May 31, 1998                           Consolidated      Consolidated       Adjustments            Combined
-------------------------------------------------------------------------------------------------------------------

Revenue:
  Feed and other sales                       $ 7,417,840       $      --          $      --             $ 7,417,840
  Feedlot services                             1,235,426              --                 --               1,235,426
  Freight services income                           --             247,255               --                 247,255
  Rent and lease income                             --             188,309           (188,309)(C)              --
  Commodity sales commissions                       --             351,943               --                 351,943
  Interest income                                 21,775               847               --                  22,622
  Interest income - related party                 19,750              --              (19,750)(C)              --
  Other                                           24,742              --               (1,350)(C)            23,392
-------------------------------------------------------------------------------------------------------------------

    Total Revenue                              8,719,533           788,354           (209,409)            9,298,478
-------------------------------------------------------------------------------------------------------------------

Costs and Expenses:
  Cost of:
    Feed and other sales                       6,844,964              --                 --               6,844,964
    Feedlot services                           1,091,950              --             (140,573)(C)           951,377
    Freight services                                --             176,442               --                 176,442
    Rent and lease income                           --              62,012               --                  62,012
  Speculative trading losses                        --              44,080               --                  44,080
  Selling, general, and administrative           649,746           453,227             (2,311)(C)         1,100,662
  Interest                                        17,688            57,064               --                  74,752
  Interest - related party                        85,064            19,750           (104,814)(C)              --
-------------------------------------------------------------------------------------------------------------------

    Total Costs and Expenses                   8,689,412           812,575           (247,698)            9,254,289
-------------------------------------------------------------------------------------------------------------------

Earnings Before Taxes                             30,121           (24,221)            38,289                44,189

Income Tax Expense (Benefit)                       6,195           (15,286)              --                  (9,091)
-------------------------------------------------------------------------------------------------------------------

NET EARNINGS                                 $    23,926       $    (8,935)       $    38,289           $    53,280
===================================================================================================================


See Accompanying Note to Unaudited
Pro Forma Combined Financial Statement.


                                                         18



MILLER DIVERSIFIED CORPORATION AND SUBSIDIARY
AND MILLER FEED LOTS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED INCOME STATEMENT

---------------------------------------------------------------------------------------------------------------------

                                                        Historical                             Pro Forma
                                            --------------------------------       ----------------------------------
                                               Miller            Miller
                                            Diversified           Feed
For the Year Ended                          Corporation         Lots, Inc.
August 31, 1997                             Consolidated       Consolidated        Adjustments             Combined
----------------------------------------------------------------------------------------------------------------------

Revenue:
  Feed and other sales                      $  9,215,851        $       --         $       --             $  9,215,851
  Feedlot services                             2,040,105                --                 --                2,040,105
  Freight services income                           --               314,548               --                  314,548
  Rent and lease income                             --               219,276           (219,276)(C)               --
  Speculative trading gains                         --                24,004               --                   24,004
  Commodity sales commissions                       --               555,757               --                  555,757
  Interest income                                 23,561                --                 --                   23,561
  Interest income - related party                 18,000                --              (18,000)(C)               --
  Other                                           80,052                --               (1,800)(C)             78,252
----------------------------------------------------------------------------------------------------------------------

    Total Revenue                             11,377,569           1,113,585           (239,076)            12,252,078
----------------------------------------------------------------------------------------------------------------------

Costs and Expenses:
  Cost of:
    Feed and other sales                       8,483,551                --                 --                8,483,551
    Feedlot services                           1,844,037                --             (179,840)(C)          1,664,197
    Freight services                                --               252,371               --                  252,371
    Rent and lease income                           --                59,853               --                   59,853
  Selling, general, and administrative           704,296             626,857            (10,342)(C)          1,320,811
  Loss of sale of land and water rights          178,452                --                 --                  178,452
  Interest                                        12,146              96,754               --                  108,900
  Interest - related party                       117,130              18,000           (135,130)(C)               --
----------------------------------------------------------------------------------------------------------------------

    Total Costs and Expenses                  11,339,612           1,053,835           (325,312)            12,068,135
----------------------------------------------------------------------------------------------------------------------

Earnings Before Taxes                             37,957              59,750             86,236                183,943

Income Tax Expense (Benefit)                    (141,284)             24,018               --                 (117,266)
----------------------------------------------------------------------------------------------------------------------

NET EARNINGS                                $    179,241        $     35,732       $     86,236           $    301,209
======================================================================================================================

See Accompanying Note to Unaudited
Pro Forma Combined Financial Statement.


                                                               19

NOTE TO UNAUDITED PRO FORMA
COMBINED FINANCIAL STATEMENTS

     The following note is included to assist the reader in understanding the adjustment needed to illustrate the business combination of the Company and MFL.

(a) To record issuance of 15,000,000 of the Company's Common Stock to acquire all outstanding shares of MFL.

(b)  To eliminate MFL retained earnings.

(c)  To eliminate intercompany transactions.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned duly authorized officer.



                                        MILLER DIVERSIFIED CORPORATION
                                                   (Registrant)


                                        By:  /s/  James E. Miller
                                             -----------------------------------
                                                  James E. Miller
                                                  President


Dated:  September 1, 1998